Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED JUNE 30, 2019

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes, including changes to tax laws and regulations, and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

TABLE OF CONTENTS

Page
Company Profile	4

Research Coverage	5

Selected Financial Information
Guidance	6
Financial Highlights	7
Consolidated Balance Sheets	8
Consolidated Statements of Income	9
Select Income Statement Data	10
Funds From Operations (“FFO”)	11
Funds Available for Distribution (“FAD”)	12
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”)	13
Net Operating Income (“NOI”)	14 - 16
Same Store Results	17 - 20
Consolidated Joint Ventures and Fund	21 - 23
Unconsolidated Joint Ventures	24 - 26
Unconsolidated Funds Summary	27
Capital Structure	28
Debt Analysis	29
Debt Maturities	30

Selected Property Data
Portfolio Summary	31
Same Store Leased Occupancy	32 - 33
Top Tenants and Industry Diversification	34
Leasing Activity	35 - 36
Lease Expirations	37 - 40
Cash Basis Capital Expenditures	41 - 42

Definitions	43 - 44

COMPANY PROFILE

Paramount Group, Inc. (“Paramount”) or (the “Company”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York, San Francisco, and Washington, D.C. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

EXECUTIVE MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Executive Vice President, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Leasing
David Zobel	Executive Vice President, Head of Acquisitions

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director
Colin Dyer	Director
Dan Emmett	Director, Chair of Nominating and Corporate Governance Committee; Lead Independent Director
Lizanne Galbreath	Director, Chair of Compensation Committee
Karin Klein	Director
Peter Linneman	Director, Chair of Audit Committee
Katharina Otto-Bernstein	Director
Mark Patterson	Director

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Thomas Catherwood	Derek Johnston	Steve Sakwa
Bank of America Merrill Lynch	BTIG	Deutsche Bank	Evercore ISI
(646) 855-5808	(212) 738-6140	(904) 520-4973	(212) 446-9462
james.feldman@baml.com	tcatherwood@btig.com	derek.johnston@db.com	steve.sakwa@evercoreisi.com

Daniel Ismail	Haendel St. Juste	Vikram Malhotra	Blaine Heck
Green Street Advisors	Mizuho Securities USA Inc.	Morgan Stanley	Wells Fargo
(949) 640-8780	(212) 205-7860	(212) 761-7064	(443) 263-6529
dismail@greenst.com	haendel.st.juste@us.mizuho-sc.com	vikram.malhotra@morganstanley.com	blaine.heck@wellsfargo.com

(1)

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

	Full Year 2019
(Amounts per diluted share)	Low	High
Estimated net income attributable to common stockholders	$0.03	$0.07
Our share of real estate depreciation and amortization	0.90	0.90

Estimated Core FFO (1)	$0.93	$0.97

Operating Assumptions:
Leasing Activity (square feet)	1,300,000	1,400,000
PGRE’s share of Same Store Leased % (2) at year end	96.0%	97.0%
Increase in PGRE’s share of Same Store Cash NOI (2)	7.0%	9.0%
Increase in PGRE’s share of Same Store NOI (2)	3.0%	5.0%

Financial Assumptions (at share):
Estimated net income	$7,000	$18,000
Depreciation and amortization	233,000	233,000
General and administrative expenses	64,000	62,000
Interest and debt expense, including amortization of deferred financing costs	136,000	134,000
Fee income, net of income taxes	(18,000)	(19,000)
Other, net (primarily interest income)	(5,000)	(5,000)

NOI (2)	417,000	423,000
Straight-line rent adjustments and above and below-market lease revenue, net	(45,000)	(47,000)

Cash NOI (2)	$372,000	$376,000

(1)

We are increasing our Estimated Core FFO Guidance for the full year of 2019, which is reconciled above to estimated net income attributable to common stockholders per diluted share in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The estimated net income attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission (“SEC”). Except as described above, these estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in our earnings release issued on July 31, 2019 and otherwise referenced during our conference call scheduled for August 1, 2019. These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, capital markets activity or realized and unrealized gains or losses on real estate fund investments. The estimates set forth above may be subject to fluctuations as a result of several factors, including straight-line rent adjustments and the amortization of above and below-market leases. There can be no assurance that our actual results will not differ materially from the estimates set forth above.

(2)	See page 43 for our definition of this measure.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Six Months Ended
SELECTED FINANCIAL DATA	June 30, 2019	June 30, 2018	March 31, 2019	June 30, 2019	June 30, 2018
Net income (loss) attributable to common stockholders	$2,455	$(34,816)	$3,709	$6,164	$(33,702)
Per share - basic and diluted	$0.01	$(0.14)	$0.02	$0.03	$(0.14)

Core FFO attributable to common stockholders (1)	$53,239	$57,899	$57,113	$110,352	$112,862
Per share - diluted	$0.23	$0.24	$0.24	$0.47	$0.47

PGRE’s share of Cash NOI (1)	$91,812	$88,488	$93,069	$184,881	$174,435
PGRE’s share of NOI (1)	$103,138	$106,246	$104,943	$208,081	$206,826

Same Store Cash NOI (1)	% Change
Three Months Ended June 30, 2019 vs. June 30, 2018	8.3%
Six Months Ended June 30, 2019 vs. June 30, 2018	9.8%

Same Store NOI (1)	% Change
Three Months Ended June 30, 2019 vs. June 30, 2018	0.6%
Six Months Ended June 30, 2019 vs. June 30, 2018	3.6%

PORTFOLIO STATISTICS (at PGRE Share)

	As of
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Leased % (1)	96.7%	96.0%	96.4%	96.4%	96.4%

Same Store Leased %	% Change
June 30, 2019 vs. March 31, 2019	0.7%
June 30, 2019 vs. December 31, 2018	0.7%

Same Store Leased %	% Change
June 30, 2019 vs. June 30, 2018	0.7%

COMMON SHARE DATA

	Three Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Share Price:
High	$15.11	$15.03	$15.16	$16.05	$15.63
Low	$13.53	$12.18	$12.19	$14.83	$13.85
Closing (end of period)	$14.01	$14.19	$12.56	$15.09	$15.40

Dividends per common share	$0.10	$0.10	$0.10	$0.10	$0.10
Annualized dividends per common share	$0.40	$0.40	$0.40	$0.40	$0.40
Dividend yield (on closing share price)	2.9%	2.8%	3.2%	2.7%	2.6%

(1)	See page 43 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	June 30, 2019	December 31, 2018
Assets:
Real estate, at cost:
Land	$2,065,206	$2,065,206
Buildings and improvements	6,084,684	6,036,445

	8,149,890	8,101,651
Accumulated depreciation and amortization	(735,124)	(644,639)

Real estate, net	7,414,766	7,457,012
Cash and cash equivalents	283,485	339,653
Restricted cash	22,894	25,756
Investments in unconsolidated joint ventures	137,734	78,863
Investments in unconsolidated real estate funds	8,263	10,352
Preferred equity investments	—	36,042
Accounts and other receivables, net	19,695	20,076
Due from affiliates	170,000	—
Deferred rent receivable	289,565	267,456
Deferred charges, net	130,550	117,858
Intangible assets, net	239,326	270,445
Other assets	137,597	132,465

Total assets	$8,853,875	$8,755,978

Liabilities:
Notes and mortgages payable, net	$3,571,233	$3,566,917
Revolving credit facility	170,000	—
Accounts payable and accrued expenses	124,460	124,334
Dividends and distributions payable	25,953	25,902
Intangible liabilities, net	84,531	95,991
Other liabilities	64,309	51,170

Total liabilities	4,040,486	3,864,314

Equity:
Paramount Group, Inc. equity	3,950,070	4,000,800
Noncontrolling interests in:
Consolidated joint ventures	365,278	394,995
Consolidated real estate fund	81,949	66,887
Operating Partnership	416,092	428,982

Total equity	4,813,389	4,891,664

Total liabilities and equity	$8,853,875	$8,755,978

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2019	June 30, 2018	March 31, 2019	June 30, 2019	June 30, 2018
Revenues:
Rental revenue (1)	$181,140	$182,722	$182,616	$363,756	$360,401
Fee and other income (1)	7,443	8,697	9,176	16,619	15,289

Total revenues (1)	188,583	191,419	191,792	380,375	375,690

Expenses:
Operating	67,572	67,646	68,381	135,953	136,624
Depreciation and amortization	62,625	64,775	63,089	125,714	129,931
General and administrative (1)	17,695	17,195	17,443	35,138	29,826
Transaction related costs	182	293	736	918	413

Total expenses	148,074	149,909	149,649	297,723	296,794

Other income (expense):
(Loss) income from unconsolidated joint ventures	(456)	2,521	(1,027)	(1,483)	2,459
Income (loss) from unconsolidated real estate funds	19	(14)	46	65	(80)
Interest and other income, net (1)	2,583	2,094	3,900	6,483	4,110
Interest and debt expense (1)	(37,213)	(36,809)	(36,924)	(74,137)	(72,891)
Real estate impairment loss	—	(46,000)	—	—	(46,000)

Net income (loss) before income taxes	5,442	(36,698)	8,138	13,580	(33,506)
Income tax (expense) benefit	(268)	120	(1,138)	(1,406)	(357)

Net income (loss)	5,174	(36,578)	7,000	12,174	(33,863)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(2,408)	(1,752)	(2,794)	(5,202)	(2,807)
Consolidated real estate fund	(53)	(152)	(94)	(147)	(582)
Operating Partnership	(258)	3,666	(403)	(661)	3,550

Net income (loss) attributable to common stockholders	$2,455	$(34,816)	$3,709	$6,164	$(33,702)

Per diluted share	$0.01	$(0.14)	$0.02	$0.03	$(0.14)

Capitalized internal leasing costs	$—	$1,375	$—	$—	$3,107

(1)	See page 10 for details.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2019	June 30, 2018	March 31, 2019	June 30, 2019	June 30, 2018
Rental Revenue:
Property rentals	$153,345	$148,486	$151,228	$304,573	$294,227
Tenant reimbursements	14,536	13,164	15,615	30,151	27,410
Straight-line rent adjustments	10,532	16,739	11,578	22,110	29,983
Amortization of above and below-market leases, net	2,727	4,304	3,276	6,003	8,724
Lease termination income	—	29	919	919	57

Total rental revenue	$181,140	$182,722	$182,616	$363,756	$360,401

	Three Months Ended			Six Months Ended
	June 30, 2019	June 30, 2018	March 31, 2019	June 30, 2019	June 30, 2018
Fee and Other Income:
Property management	$1,599	$1,490	$1,642	$3,241	$2,992
Asset management	2,290	1,823	2,318	4,608	3,433
Acquisition and disposition	—	1,750	1,331	1,331	1,750
Other	324	346	708	1,032	699

Total fee income	4,213	5,409	5,999	10,212	8,874
Other (primarily parking income and tenant requested services, including overtime heating and cooling)	3,230	3,288	3,177	6,407	6,415

Total fee and other income	$7,443	$8,697	$9,176	$16,619	$15,289

	Three Months Ended			Six Months Ended
	June 30, 2019	June 30, 2018	March 31, 2019	June 30, 2019	June 30, 2018
General and Administrative:
Cash general and administrative	$11,770	$12,346	$7,772	$19,542	$18,621
Non-cash general and administrative—stock based compensation expense	5,083	4,650	7,602	12,685	10,915
Mark-to-market of deferred compensation plan liabilities (offset by an increase in the mark-to-market of plan assets, which is included in “interest and other income”)	842	199	2,069	2,911	290

Total general and administrative	$17,695	$17,195	$17,443	$35,138	$29,826

	Three Months Ended			Six Months Ended
	June 30, 2019	June 30, 2018	March 31, 2019	June 30, 2019	June 30, 2018
Interest and Other Income, net:
Interest income, net	$1,741	$978	$1,377	$3,118	$2,004
Mark-to-market of deferred compensation plan assets (offset by an increase in the mark-to-market of plan liabilities, which is included in “general and administrative” expenses)	842	199	2,069	2,911	290
Preferred equity investment income (1)	—	917	454	454	1,816

Total interest and other income, net	$2,583	$2,094	$3,900	$6,483	$4,110

(1)  Represents 100% of the investment income from PGRESS Equity Holdings, L.P., of which our 24.4% share is $223 and $111 for the three months ended June 30, 2018 and March 31, 2019, respectively and $111 and $442 for the six months ended June 30, 2019 and 2018, respectively. On March 1, 2019, our only remaining preferred equity investment was redeemed.

	Three Months Ended			Six Months Ended
	June 30, 2019	June 30, 2018	March 31, 2019	June 30, 2019	June 30, 2018
Interest and Debt Expense:
Interest expense	$34,388	$34,055	$34,123	$68,511	$67,376
Amortization of deferred financing costs	2,825	2,754	2,801	5,626	5,515

Total interest and debt expense	$37,213	$36,809	$36,924	$74,137	$72,891

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2019	June 30, 2018	March 31, 2019	June 30, 2019	June 30, 2018
Reconciliation of net income (loss) to FFO and Core FFO:
Net income (loss)	$5,174	$(36,578)	$7,000	$12,174	$(33,863)
Real estate depreciation and amortization (including our share of unconsolidated joint ventures)	66,069	66,711	66,065	132,134	133,871
Real estate impairment loss	—	46,000	—	—	46,000

FFO (1)	71,243	76,133	73,065	144,308	146,008
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(11,277)	(10,840)	(11,748)	(23,025)	(21,047)
Consolidated real estate fund	(53)	(152)	(94)	(147)	(582)

FFO attributable to Paramount Group Operating Partnership	59,913	65,141	61,223	121,136	124,379
Less FFO attributable to noncontrolling interests in Operating Partnership	(5,705)	(6,206)	(5,998)	(11,703)	(11,791)

FFO attributable to common stockholders (1)	$54,208	$58,935	$55,225	$109,433	$112,588

Per diluted share	$0.23	$0.25	$0.24	$0.47	$0.47

FFO	$71,243	$76,133	$73,065	$144,308	$146,008
Non-core items:
Our share of (distributions from 712 Fifth Avenue in excess of earnings) and earnings in excess of distributions	(1,331)	(1,512)	1,270	(61)	(317)
Other, net	260	367	823	1,083	618

Core FFO (1)	70,172	74,988	75,158	145,330	146,309
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(11,277)	(10,840)	(11,748)	(23,025)	(21,047)
Consolidated real estate fund	(53)	(152)	(94)	(147)	(582)

Core FFO attributable to Paramount Group Operating Partnership	58,842	63,996	63,316	122,158	124,680
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(5,603)	(6,097)	(6,203)	(11,806)	(11,818)

Core FFO attributable to common stockholders (1)	$53,239	$57,899	$57,113	$110,352	$112,862

Per diluted share	$0.23	$0.24	$0.24	$0.47	$0.47

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	234,329,904	240,336,485	233,419,299	233,877,117	240,324,183
Effect of dilutive securities	25,960	17,229	39,139	31,119	20,525

Denominator for FFO and Core FFO per diluted share	234,355,864	240,353,714	233,458,438	233,908,236	240,344,708

(1)	See page 43 for our definition of this measure.

FAD

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2019	June 30, 2018	March 31, 2019	June 30, 2019	June 30, 2018
Reconciliation of Core FFO to FAD:
Core FFO	$70,172	$74,988	$75,158	$145,330	$146,309
Add (subtract) adjustments to arrive at FAD:
Amortization of stock-based compensation expense	5,083	4,650	7,602	12,685	10,915
Amortization of deferred financing costs (including our share of unconsolidated joint ventures)	2,977	2,827	2,926	5,903	5,662
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(2,725)	(4,141)	(3,220)	(5,945)	(8,398)
Expenditures to maintain assets	(4,006)	(2,496)	(3,535)	(7,541)	(6,198)
Second generation tenant improvements and leasing commissions	(14,380)	(20,392)	(15,506)	(29,886)	(35,375)
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(10,857)	(16,853)	(11,778)	(22,635)	(30,050)

FAD (1)	46,264	38,583	51,647	97,911	82,865
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	(6,269)	(6,277)	(6,533)	(12,802)	(13,127)
Consolidated real estate fund	(53)	(152)	(94)	(147)	(582)

FAD attributable to Paramount Group Operating Partnership	39,942	32,154	45,020	84,962	69,156
Less FAD attributable to noncontrolling interests in Operating Partnership	(3,803)	(3,063)	(4,410)	(8,213)	(6,551)

FAD attributable to common stockholders (1) (2)	$36,139	$29,091	$40,610	$76,749	$62,605

Dividends declared on common stock	$23,439	$24,053	$23,448	$46,887	$48,104

(1)	See page 43 for our definition of this measure.
(2)

FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EBITDAre

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2019	June 30, 2018	March 31, 2019	June 30, 2019	June 30, 2018
Reconciliation of net income (loss) to EBITDAre and Adjusted EBITDAre:
Net income (loss)	$5,174	$(36,578)	$7,000	$12,174	$(33,863)
Add (subtract) adjustments to arrive at EBITDAre and Adjusted EBITDAre:
Depreciation and amortization (including our share of unconsolidated joint ventures)	66,069	66,711	66,065	132,134	133,871
Interest and debt expense (including our share of unconsolidated joint ventures)	39,827	38,513	39,166	78,993	76,257
Income tax expense (benefit) (including our share of unconsolidated joint ventures)	270	(120)	1,139	1,409	358
Real estate impairment loss	—	46,000	—	—	46,000

EBITDAre (1)	111,340	114,526	113,370	224,710	222,623
Less EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(17,919)	(17,469)	(18,329)	(36,248)	(34,255)
Consolidated real estate fund	(54)	(122)	(98)	(152)	(554)

PGRE’s share of EBITDAre (1)	$93,367	$96,935	$94,943	$188,310	$187,814

EBITDAre	$111,340	$114,526	$113,370	$224,710	$222,623
Add (subtract) adjustments to arrive at Adjusted EBITDAre:
Our share of (distributions from 712 Fifth Avenue in excess of earnings) and earnings in excess of distributions	(1,331)	(1,512)	1,270	(61)	(317)
Other, net	156	171	634	790	(123)

Adjusted EBITDAre (1)	110,165	113,185	115,274	225,439	222,183
Less Adjusted EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(17,919)	(17,469)	(18,329)	(36,248)	(34,255)
Consolidated real estate fund	—	—	—	—	—

PGRE’s share of Adjusted EBITDAre (1)	$92,246	$95,716	$96,945	$189,191	$187,928

(1)	See page 43 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2019	June 30, 2018	March 31, 2019	June 30, 2019	June 30, 2018
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$5,174	$(36,578)	$7,000	$12,174	$(33,863)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	62,625	64,775	63,089	125,714	129,931
General and administrative	17,695	17,195	17,443	35,138	29,826
Interest and debt expense	37,213	36,809	36,924	74,137	72,891
Income tax expense (benefit)	268	(120)	1,138	1,406	357
NOI from unconsolidated joint ventures	4,185	4,569	5,411	9,596	9,309
Fee income	(4,213)	(5,409)	(5,999)	(10,212)	(8,874)
Interest and other income, net	(2,583)	(2,094)	(3,900)	(6,483)	(4,110)
Real estate impairment loss	—	46,000	—	—	46,000
Other, net	619	(2,214)	1,717	2,336	(1,966)

NOI (1)	120,983	122,933	122,823	243,806	239,501
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(17,839)	(16,674)	(17,909)	(35,748)	(32,688)
Consolidated real estate fund	(6)	(13)	29	23	13

PGRE’s share of NOI (1)	$103,138	$106,246	$104,943	$208,081	$206,826

NOI (1)	$120,983	$122,933	$122,823	$243,806	$239,501
Less:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(10,857)	(16,853)	(11,778)	(22,635)	(30,050)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(2,725)	(4,141)	(3,220)	(5,945)	(8,398)

Cash NOI (1)	107,401	101,939	107,825	215,226	201,053
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(15,583)	(13,438)	(14,785)	(30,368)	(26,631)
Consolidated real estate fund	(6)	(13)	29	23	13

PGRE’s share of Cash NOI (1)	$91,812	$88,488	$93,069	$184,881	$174,435

(1)	See page 43 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended June 30, 2019
	Total	New York	San Francisco	Washington, D.C.	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$5,174	$9,196	$8,097	$2,056	$(14,175)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	62,625	39,926	19,545	2,348	806
General and administrative	17,695	—	—	—	17,695
Interest and debt expense	37,213	23,883	12,273	—	1,057
Income tax expense	268	—	13	—	255
NOI from unconsolidated joint ventures	4,185	2,886	1,213	—	86
Fee income	(4,213)	—	—	—	(4,213)
Interest and other income, net	(2,583)	—	(225)	—	(2,358)
Other, net	619	(768)	1,249	—	138

NOI (1)	120,983	75,123	42,165	4,404	(709)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(17,839)	—	(17,839)	—	—
Consolidated real estate fund	(6)	—	—	—	(6)

PGRE’s share of NOI for the three months ended June 30, 2019	$103,138	$75,123	$24,326	$4,404	$(715)

PGRE’s share of NOI for the three months ended June 30, 2018	$106,246	$74,737	$23,622	$9,699	$(1,812)

NOI (1)	$120,983	$75,123	$42,165	$4,404	$(709)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(10,857)	(9,225)	(1,690)	80	(22)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(2,725)	480	(3,225)	20	—

Cash NOI (1)	107,401	66,378	37,250	4,504	(731)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(15,583)	—	(15,583)	—	—
Consolidated real estate fund	(6)	—	—	—	(6)

PGRE’s share of Cash NOI for the three months ended June 30, 2019	$91,812	$66,378	$21,667	$4,504	$(737)

PGRE’s share of Cash NOI for the three months ended June 30, 2018	$88,488	$63,773	$17,198	$9,353	$(1,836)

(1)	See page 43 for our definition of this measure.

NOI

(unaudited and in thousands)

	Six Months Ended June 30, 2019
	Total	New York	San Francisco	Washington, D.C.	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$12,174	$18,273	$16,134	$4,162	$(26,395)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	125,714	79,950	39,436	4,725	1,603
General and administrative	35,138	—	—	—	35,138
Interest and debt expense	74,137	47,626	24,439	—	2,072
Income tax expense	1,406	—	19	—	1,387
NOI from unconsolidated joint ventures	9,596	7,543	1,913	—	140
Fee income	(10,212)	—	—	—	(10,212)
Interest and other income, net	(6,483)	—	(359)	—	(6,124)
Other, net	2,336	(619)	2,121	—	834

NOI (1)	243,806	152,773	83,703	8,887	(1,557)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(35,748)	—	(35,748)	—	—
Consolidated real estate funds	23	—	—	—	23

PGRE’s share of NOI for the six months ended June 30, 2019	$208,081	$152,773	$47,955	$8,887	$(1,534)

PGRE’s share of NOI for the six months ended June 30, 2018	$206,826	$145,886	$45,391	$19,303	$(3,754)

NOI (1)	$243,806	$152,773	$83,703	$8,887	$(1,557)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(22,635)	(18,549)	(4,302)	171	45
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(5,945)	955	(6,940)	40	—

Cash NOI (1)	215,226	135,179	72,461	9,098	(1,512)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(30,368)	—	(30,368)	—	—
Consolidated real estate funds	23	—	—	—	23

PGRE’s share of Cash NOI for the six months ended June 30, 2019	$184,881	$135,179	$42,093	$9,098	$(1,489)

PGRE’s share of Cash NOI for the six months ended June 30, 2018	$174,435	$125,971	$33,613	$18,568	$(3,717)

(1)	See page 43 for our definition of this measure.

SAME STORE RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2019
SAME STORE CASH NOI(1)	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of Cash NOI for the three months ended June 30, 2019	$91,812	$66,378	$21,667	$4,504	$(737)
Acquisitions(2)	(951)	—	(951)	—	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	—	—	—	—	—
Other, net	91	114	(23)	—	—

PGRE’s share of Same Store Cash NOI (1) for the three months ended June 30, 2019	$90,952	$66,492	$20,693	$4,504	$(737)

	Three Months Ended June 30, 2018
	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of Cash NOI for the three months ended June 30, 2018	$88,488	$63,773	$17,198	$9,353	$(1,836)
Acquisitions	—	—	—	—	—
Dispositions(3)	(4,613)	—	—	(4,613)	—
Lease termination income (including our share of unconsolidated joint ventures)	(54)	(54)	—	—	—
Other, net	174	174	—	—	—

PGRE’s share of Same Store Cash NOI (1) for the three months ended June 30, 2018	$83,995	$63,893	$17,198	$4,740	$(1,836)

Increase (decrease) in PGRE’s share of Same Store Cash NOI	$6,957	$2,599	$3,495	$(236)	$1,099
% Increase (decrease)	8.3%	4.1%	20.3%	(5.0%)

(1)	See page 43 for our definition of this measure.
(2)	Represents our share of Cash NOI attributable to acquired properties (111 Sutter Street in San Francisco) for the months in which they were not owned by us in both reporting periods.
(3)

Represents our share of Cash NOI attributable to sold properties (2099 Pennsylvania Avenue and 425 Eye Street in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.

SAME STORE RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2019
SAME STORE NOI (1)	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of NOI for the three months ended June 30, 2019	$103,138	$75,123	$24,326	$4,404	$(715)
Acquisitions (2)	(1,213)	—	(1,213)	—	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	—	—	—	—	—
Other, net	91	114	(23)	—	—

PGRE’s share of Same Store NOI (1) for the three months ended June 30, 2019	$102,016	$75,237	$23,090	$4,404	$(715)

	Three Months Ended June 30, 2018
	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of NOI for the three months ended June 30, 2018	$106,246	$74,737	$23,622	$9,699	$(1,812)
Acquisitions	—	—	—	—	—
Dispositions (3)	(4,925)	—	—	(4,925)	—
Lease termination income (including our share of unconsolidated joint ventures)	(54)	(54)	—	—	—
Other, net	174	174	—	—	—

PGRE’s share of Same Store NOI (1) for the three months ended June 30, 2018	$101,441	$74,857	$23,622	$4,774	$(1,812)

Increase (decrease) in PGRE’s share of Same Store NOI	$575	$380	$(532)	$(370)	$1,097
% Increase (decrease)	0.6%	0.5%	(2.3%)	(7.8%)

(1)	See page 43 for our definition of this measure.
(2)	Represents our share of NOI attributable to acquired properties (111 Sutter Street in San Francisco) for the months in which they were not owned by us in both reporting periods.
(3)

Represents our share of NOI attributable to sold properties (2099 Pennsylvania Avenue and 425 Eye Street in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.

SAME STORE RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2019
SAME STORE CASH NOI (1)	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of Cash NOI for the six months ended June 30, 2019	$184,881	$135,179	$42,093	$9,098	$(1,489)
Acquisitions (2)	(1,511)	—	(1,511)	—	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(2,346)	(2,346)	—	—	—
Other, net	276	299	(23)	—	—

PGRE’s share of Same Store Cash NOI (1) for the six months ended June 30, 2019	$181,300	$133,132	$40,559	$9,098	$(1,489)

	Six Months Ended June 30, 2018
	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of Cash NOI for the six months ended June 30, 2018	$174,435	$125,971	$33,613	$18,568	$(3,717)
Acquisitions	—	—	—	—	—
Dispositions (3)	(9,205)	—	—	(9,205)	—
Lease termination income (including our share of unconsolidated joint ventures)	(244)	(244)	—	—	—
Other, net	174	174	—	—	—

PGRE’s share of Same Store Cash NOI (1) for the six months ended June 30, 2018	$165,160	$125,901	$33,613	$9,363	$(3,717)

Increase (decrease) in PGRE’s share of Same Store Cash NOI	$16,140	$7,231	$6,946	$(265)	$2,228
% Increase (decrease)	9.8%	5.7%	20.7%	(2.8%)

(1)	See page 43 for our definition of this measure.
(2)	Represents our share of Cash NOI attributable to acquired properties (111 Sutter Street in San Francisco) for the months in which they were not owned by us in both reporting periods.
(3)

Represents our share of Cash NOI attributable to sold properties (2099 Pennsylvania Avenue and 425 Eye Street in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.

SAME STORE RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2019
SAME STORE NOI(1)	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of NOI for the six months ended June 30, 2019	$208,081	$152,773	$47,955	$8,887	$(1,534)
Acquisitions(2)	(1,913)	—	(1,913)	—	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(2,346)	(2,346)	—	—	—
Other, net	276	299	(23)	—	—

PGRE’s share of Same Store NOI (1) for the six months ended June 30, 2019	$204,098	$150,726	$46,019	$8,887	$(1,534)

	Six Months Ended June 30, 2018
	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of NOI for the six months ended June 30, 2018	$206,826	$145,886	$45,391	$19,303	$(3,754)
Acquisitions	—	—	—	—	—
Dispositions(3)	(9,824)	—	—	(9,824)	—
Lease termination income (including our share of unconsolidated joint ventures)	(244)	(244)	—	—	—
Other, net	174	174	—	—	—

PGRE’s share of Same Store NOI (1) for the six months ended June 30, 2018	$196,932	$145,816	$45,391	$9,479	$(3,754)

Increase (decrease) in PGRE’s share of Same Store NOI	$7,166	$4,910	$628	$(592)	$2,220
% Increase (decrease)	3.6%	3.4%	1.4%	(6.2%)

(1)	See page 43 for our definition of this measure.
(2)	Represents our share of NOI attributable to acquired properties (111 Sutter Street in San Francisco) for the months in which they were not owned by us in both reporting periods.
(3)

Represents our share of NOI attributable to sold properties (2099 Pennsylvania Avenue and 425 Eye Street in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.

CONSOLIDATED JOINT VENTURES AND FUND - BALANCE SHEETS

(unaudited and in thousands)

	As of June 30, 2019					As of December 31, 2018
					Consolidated					Consolidated
	Consolidated Joint Ventures				Fund	Consolidated Joint Ventures				Fund
	Total	One	300	PGRESS	Residential	Total	One	300	PGRESS	Residential
	Consolidated	Market	Mission	Equity	Development	Consolidated	Market	Mission	Equity	Development
	Joint Ventures	Plaza	Street (1)	Holdings L.P.	Fund	Joint Ventures	Plaza	Street (1)	Holdings L.P.	Fund
PGRE Ownership		49.0%	31.1%	24.4%	7.4%		49.0%	31.1%	24.4%	7.4%
Assets:
Real estate, net	$1,693,813	$1,212,884	$480,929	$—	$—	$1,699,618	$1,223,388	$476,230	$—	$—
Cash and cash equivalents	62,833	44,060	17,751	1,022	3,339	54,268	33,976	19,933	359	3,648
Restricted cash	3,398	3,398	—	—	—	5,534	5,534	—	—	—
Preferred equity investments	—	—	—	—	—	36,042	—	—	36,042	—
Investments in unconsolidated joint ventures	—	—	—	—	69,346	—	—	—	—	52,923
Accounts and other receivables, net	1,114	495	619	—	125	1,982	903	1,079	—	125
Deferred rent receivable	55,070	46,928	8,142	—	—	51,926	46,646	5,280	—	—
Deferred charges, net	22,845	11,998	10,847	—	—	14,160	9,433	4,727	—	—
Intangible assets, net	37,501	25,432	12,069	—	—	45,818	29,398	16,420	—	—
Other assets	6,878	6,235	643	—	15,692	949	752	197	—	15,686

Total Assets	$1,883,452	$1,351,430	$531,000	$1,022	$88,502	$1,910,297	$1,350,030	$523,866	$36,401	$72,382

Liabilities:
Notes and mortgages payable, net	$1,198,162	$970,162	$228,000	$—	$—	$1,197,644	$969,644	$228,000	$—	$—
Accounts payable and accrued expenses	40,223	25,029	15,118	76	58	24,163	17,716	6,395	52	20
Intangible liabilities, net	25,266	21,914	3,352	—	—	31,582	26,156	5,426	—	—
Other liabilities	4,230	4,227	3	—	—	5	2	3	—	—

Total Liabilities	1,267,881	1,021,332	246,473	76	58	1,253,394	1,013,518	239,824	52	20

Equity:
Paramount Group, Inc. equity	250,293	161,816	87,732	745	6,495	261,908	164,958	87,577	9,373	5,475
Noncontrolling interests	365,278	168,282	196,795	201	81,949	394,995	171,554	196,465	26,976	66,887

Total Equity	615,571	330,098	284,527	946	88,444	656,903	336,512	284,042	36,349	72,362

Total Liabilities and Equity	$1,883,452	$1,351,430	$531,000	$1,022	$88,502	$1,910,297	$1,350,030	$523,866	$36,401	$72,382

(1)	Formerly known as 50 Beale Street.

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2019					Three Months Ended June 30, 2018
					Consolidated					Consolidated
	Consolidated Joint Ventures				Fund	Consolidated Joint Ventures				Fund
	Total	One			Residential	Total	One			Residential
	Consolidated	Market	300 Mission	PGRESS Equity	Development	Consolidated	Market	300 Mission	PGRESS Equity	Development
	Joint Ventures	Plaza	Street	Holdings L.P.	Fund	Joint Ventures	Plaza	Street	Holdings L.P.	Fund
Total revenues	$46,213	$34,154	$12,059	$—	$—	$42,611	$32,790	$9,821	$—	$7
Total operating expenses	13,188	9,504	3,684	—	—	11,325	8,097	3,228	—	—

Net operating income	33,025	24,650	8,375	—	—	31,286	24,693	6,593	—	7
Depreciation and amortization	(15,558)	(10,349)	(5,209)	—	—	(16,058)	(11,037)	(5,021)	—	—
Interest and other income (loss), net	168	187	38	(57)	(1)	1,103	124	62	917	121
Interest and debt expense	(12,273)	(10,193)	(2,080)	—	—	(12,273)	(10,193)	(2,080)	—	—
Income (loss) from unconsolidated joint ventures	—	—	—	—	8	—	—	—	—	(16)

Net income (loss) before income taxes	5,362	4,295	1,124	(57)	7	4,058	3,587	(446)	917	112
Income tax (expense) benefit	(13)	—	(13)	—	(1)	(5)	1	(6)	—	3

Net income (loss)	$5,349	$4,295	$1,111	$(57)	$6	$4,053	$3,588	$(452)	$917	$115

PGRE’s share Ownership	Total	49.0%	31.1%	24.4%	7.4%	Total	49.0%	31.1%	24.4%	7.4%

Net income (loss)	$2,413	$2,102	$325	$(14)	$(47)	$1,816	$1,752	$(159)	$223	$(15)
Add: Management fee income	528	152	376	—	—	485	157	328	—	(22)

PGRE’s share of net income (loss)	2,941	2,254	701	(14)	(47)	2,301	1,909	169	223	(37)
Add: Real estate depreciation and amortization	6,689	5,071	1,618	—	—	6,970	5,408	1,562	—	—

FFO/Core FFO (1)	$9,630	$7,325	$2,319	$(14)	$(47)	$9,271	$7,317	$1,731	$223	$(37)

Noncontrolling interests’ share Ownership	Total	51.0%	68.9%	75.6%	92.6%	Total	51.0%	68.9%	75.6%	92.6%

Net income (loss)	$2,936	$2,193	$786	$(43)	$53	$2,237	$1,836	$(293)	$694	$130
Less: Management fee expense	(528)	(152)	(376)	—	—	(485)	(157)	(328)	—	22

Net income (loss) attributable to noncontrolling interests	2,408	2,041	410	(43)	53	1,752	1,679	(621)	694	152
Add: Real estate depreciation and amortization	8,869	5,278	3,591	—	—	9,088	5,629	3,459	—	—

FFO/Core FFO (1)	$11,277	$7,319	$4,001	$(43)	$53	$10,840	$7,308	$2,838	$694	$152

(1)	See page 43 for our definition of this measure.

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2019					Six Months Ended June 30, 2018
					Consolidated					Consolidated
	Consolidated Joint Ventures				Fund	Consolidated Joint Ventures				Fund
	Total	One			Residential	Total	One			Residential
	Consolidated	Market	300 Mission	PGRESS Equity	Development	Consolidated	Market	300 Mission	PGRESS Equity	Development
	Joint Ventures	Plaza	Street	Holdings L.P.	Fund	Joint Ventures	Plaza	Street	Holdings L.P.	Fund
Total revenues	$91,870	$68,033	$23,837	$—	$—	$83,456	$64,720	$18,736	$—	$9
Total operating expenses	25,627	18,517	7,110	—	18	21,897	15,619	6,278	—	1

Net operating income (loss) (1)	66,243	49,516	16,727	—	(18)	61,559	49,101	12,458	—	8
Depreciation and amortization	(31,319)	(20,990)	(10,329)	—	—	(32,264)	(22,286)	(9,978)	—	—
Interest and other income, net	756	268	91	397	88	2,161	216	129	1,816	630
Interest and debt expense	(24,439)	(20,278)	(4,161)	—	—	(24,440)	(20,279)	(4,161)	—	—
Loss from unconsolidated joint ventures	—	—	—	—	(7)	—	—	—	—	(18)

Net income (loss) before income taxes	11,241	8,516	2,328	397	63	7,016	6,752	(1,552)	1,816	620
Income tax (expense) benefit	(19)	(3)	(16)	—	(5)	(8)	(2)	(6)	—	1

Net income (loss)	$11,222	$8,513	$2,312	$397	$58	$7,008	$6,750	$(1,558)	$1,816	$621

PGRE’s share Ownership	Total	49.0%	31.1%	24.4%	7.4%	Total	49.0%	31.1%	24.4%	7.4%
Net income (loss)	$4,947	$4,169	$681	$97	$(89)	$3,224	$3,301	$(519)	$442	$35
Add: Management fee income	1,073	341	732	—	—	977	324	653	—	4

PGRE’s share of net income (loss)	6,020	4,510	1,413	97	(89)	4,201	3,625	134	442	39
Add: Real estate depreciation and amortization	13,496	10,285	3,211	—	—	14,024	10,920	3,104	—	—

FFO/Core FFO (1)	$19,516	$14,795	$4,624	$97	$(89)	$18,225	$14,545	$3,238	$442	$39

Noncontrolling Interests’ share Ownership	Total	51.0%	68.9%	75.6%	92.6%	Total	51.0%	68.9%	75.6%	92.6%
Net income (loss)	$6,275	$4,344	$1,631	$300	$147	$3,784	$3,449	$(1,039)	$1,374	$586
Less: Management fee expense	(1,073)	(341)	(732)	—	—	(977)	(324)	(653)	—	(4)

Net income (loss) attributable to noncontrolling interests	5,202	4,003	899	300	147	2,807	3,125	(1,692)	1,374	582
Add: Real estate depreciation and amortization	17,823	10,705	7,118	—	—	18,240	11,366	6,874	—	—

FFO/Core FFO (1)	$23,025	$14,708	$8,017	$300	$147	$21,047	$14,491	$5,182	$1,374	$582

(1)	See page 43 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of June 30, 2019					As of December 31, 2018
		712 Fifth	111 Sutter	60 Wall			712 Fifth	60 Wall
	Total	Avenue	Street (1)	Street	Other (2)	Total	Avenue	Street	Other (1)

PGRE Ownership		50.0%	49.0%	5.0%	Various		50.0%	5.0%	Various
Assets:
Real estate, net	$1,463,668	$205,919	$213,759	$842,936	$201,054	$1,236,989	$202,289	$852,951	$181,749
Cash and cash equivalents	52,430	28,318	2,398	16,551	5,163	48,076	28,911	17,512	1,653
Restricted cash	4,527	1,828	2,467	—	232	2,758	2,526	—	232
Accounts and other receivables, net	2,618	1,423	611	584	—	6,329	6,329	—	—
Deferred rent receivable	16,242	14,610	275	1,357	—	15,206	13,618	1,588	—
Deferred charges, net	7,118	7,118	—	—	—	6,575	6,575	—	—
Intangible assets, net	97,811	—	14,535	83,276	—	97,658	—	97,658	—
Other assets	12,123	8,009	220	35	3,859	12,608	7,770	35	4,803

Total Assets	$1,656,537	$267,225	$234,265	$944,739	$210,308	$1,426,199	$268,018	$969,744	$188,437

Liabilities:
Notes and mortgages payable, net	$1,022,881	$296,748	$135,897	$570,405	$19,831	$887,882	$296,543	$569,536	$21,803
Accounts payable and accrued expenses	24,901	5,486	3,493	7,680	8,242	18,734	6,251	7,631	4,852
Intangible liabilities, net	5,277	—	5,277	—	—	—	—	—	—
Other liabilities	1,641	334	12	847	448	3,576	445	850	2,281

Total Liabilities	1,054,700	302,568	144,679	578,932	28,521	910,192	303,239	578,017	28,936

Total Equity	601,837	(35,343)	89,586	365,807	181,787	516,007	(35,221)	391,727	159,501

Total Liabilities and Equity	$1,656,537	$267,225	$234,265	$944,739	$210,308	$1,426,199	$268,018	$969,744	$188,437

(1)	Acquired on February 7, 2019.
(2)	Represents Oder-Center, Germany and One Steuart Lane.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2019					Three Months Ended June 30, 2018
		712 Fifth	111 Sutter	60 Wall			712 Fifth	60 Wall
	Total	Avenue	Street (1)	Street	Other (2)	Total	Avenue	Street	Other (2)
Total revenues	$36,848	$10,886	$4,119	$20,647	$1,196	$35,373	$13,733	$20,516	$1,124
Total operating expenses	15,274	6,510	1,645	6,757	362	13,078	6,126	6,733	219

Net operating income	21,574	4,376	2,474	13,890	834	22,295	7,607	13,783	905
Depreciation and amortization	(15,082)	(2,707)	(3,244)	(9,033)	(98)	(12,032)	(2,898)	(9,033)	(101)
Interest and other income, net	201	175	—	26	—	198	157	41	—
Interest and debt expense	(12,323)	(2,673)	(1,780)	(7,634)	(236)	(9,733)	(2,674)	(6,800)	(259)

Net (loss) income before income taxes	(5,630)	(829)	(2,550)	(2,751)	500	728	2,192	(2,009)	545
Income tax expense	—	—	—	—	—	—	—	—	—

Net (loss) income	$(5,630)	$(829)	$(2,550)	$(2,751)	$500	$728	$2,192	$(2,009)	$545

PGRE’s share Ownership	Total	50.0%	49.0%	5.0%	Various	Total	50.0%	5.0%	Various
Net (loss) income	$(1,748)	$(414)	$(1,249)	$(138)	$53	$1,036	$1,096	$(102)	$42
Less: Step-up basis adjustment	(39)	—	—	(11)	(28)	(27)	—	—	(27)
Add: Distributions in excess of earnings	1,331	1,331	—	—	—	1,512	1,512	—	—

PGRE’s share of net (loss) income	(456)	917	(1,249)	(149)	25	2,521	2,608	(102)	15
Less: Noncontrolling interests	(7)	—	—	—	(7)	—	—	—	—
Add: Real estate depreciation and amortization	3,444	1,354	1,589	463	38	1,936	1,449	452	35

FFO (3)	2,981	2,271	340	314	56	4,457	4,057	350	50
Less: Distributions in excess of earnings	(1,331)	(1,331)	—	—	—	(1,512)	(1,512)	—	—

Core FFO (3)	$1,650	$940	$340	$314	$56	$2,945	$2,545	$350	$50

Joint Venture Partners’ share Ownership	Total	50.0%	51.0%	95.0%	Various	Total	50.0%	95.0%	Various
Net (loss) income	$(3,882)	$(415)	$(1,301)	$(2,613)	$447	$(308)	$1,096	$(1,907)	$503
Add: Real estate depreciation and amortization	11,666	1,353	1,655	8,570	88	10,123	1,449	8,581	93

FFO/Core FFO (3)	$7,784	$938	$354	$5,957	$535	$9,815	$2,545	$6,674	$596

(1)	Acquired on February 7, 2019.
(2)	Represents Oder-Center, Germany and One Steuart Lane.
(3)	See page 43 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2019					Six Months Ended June 30, 2018
		712 Fifth	111 Sutter	60 Wall			712 Fifth	60 Wall
	Total	Avenue	Street (1)	Street	Other (2)	Total	Avenue	Street	Other (2)
Total revenues	$75,170	$25,080	$6,616	$41,276	$2,198	$71,344	$27,865	$40,959	$2,520
Total operating expenses	29,677	12,781	2,713	13,501	682	26,605	12,310	13,473	822

Net operating income (3)	45,493	12,299	3,903	27,775	1,516	44,739	15,555	27,486	1,698
Depreciation and amortization	(29,207)	(5,537)	(5,407)	(18,066)	(197)	(24,193)	(5,924)	(18,066)	(203)
Interest and other income, net	299	268	9	22	—	368	270	97	1
Interest and debt expense	(23,850)	(5,319)	(2,834)	(15,220)	(477)	(18,912)	(5,319)	(13,070)	(523)

Net (loss) income before income taxes	(7,265)	1,711	(4,329)	(5,489)	842	2,002	4,582	(3,553)	973
Income tax expense	(8)	—	—	—	(8)	(10)	—	—	(10)

Net (loss) income	$(7,273)	$1,711	$(4,329)	$(5,489)	$834	$1,992	$4,582	$(3,553)	$963

PGRE’s share: Ownership	Total	50.0%	49.0%	5.0%	Various	Total	50.0%	5.0%	Various
Net (loss) income	$(1,466)	$856	$(2,121)	$(275)	$74	$2,197	$2,291	$(175)	$81
Less: Step-up basis adjustment	(78)	—	—	(23)	(55)	(55)	—	—	(55)
Add: Distributions in excess of earnings	61	61	—	—	—	317	317	—	—

PGRE’s share of net (loss) income	(1,483)	917	(2,121)	(298)	19	2,459	2,608	(175)	26
Add: Noncontrolling interests	6	—	—	—	6	—	—	—	—
Add: Real estate depreciation and amortization	6,420	2,769	2,649	928	74	3,940	2,962	905	73

FFO (3)	4,943	3,686	528	630	99	6,399	5,570	730	99
Less: Distributions in excess of earnings	(61)	(61)	—	—	—	(317)	(317)	—	—

Core FFO (3)	$4,882	$3,625	$528	$630	$99	$6,082	$5,253	$730	$99

Joint Venture Partners’ share: Ownership	Total	50.0%	51.0%	95.0%	Various	Total	50.0%	95.0%	Various
Net (loss) income	$(5,807)	$855	$(2,208)	$(5,214)	$760	$(205)	$2,291	$(3,378)	$882
Add: Real estate depreciation and amortization	22,842	2,768	2,758	17,138	178	20,308	2,962	17,161	185

FFO/Core FFO (3)	$17,035	$3,623	$550	$11,924	$938	$20,103	$5,253	$13,783	$1,067

(1)	Acquired on February 7, 2019.
(2)	Represents Oder-Center, Germany and One Steuart Lane.
(3)	See page 43 for our definition of this measure.

UNCONSOLIDATED FUNDS SUMMARY

(unaudited and in thousands)

Debt Fund Platform:

Paramount Group Real Estate Fund VIII L.P. (“Fund VIII”) and Paramount Group Real Estate Fund X, L.P. (“Fund X”)

The following is a summary of our debt funds, as of June 30, 2019.

	Debt Fund Platform			Interest
	Fund VIII (1)	Fund X (1)	Total	Rate (2)	Maturity (3)
Committed capital	$775,200	$172,000	$947,200
Invested and/or reserved for future funding	(699,553)	(170,000)	(869,553)	7.10%	Oct 2019 - Dec 2027

Available for future investments	$75,647	$2,000	$77,647

(1)	As of June 30, 2019, PGRE’s ownership interest is 1.3% and 8.7% of Fund VIII and Fund X, respectively.
(2)	Represents the weighted average interest rate comprised of fixed and variable rate debt as of June 30, 2019.
(3)	Represents the range of maturity dates for all underlying investments as of June 30, 2019.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

			As of June 30, 2019
Debt:
Consolidated debt:
Notes and mortgages payable (1)			$3,599,800
$1.0 billion Revolving Credit Facility			170,000

			3,769,800
Less:
Noncontrolling interests’ share of consolidated debt (One Market Plaza and 300 Mission Street)			(654,342)
Add:
PGRE’s share of unconsolidated joint venture debt (712 Fifth Avenue, 111 Sutter Street, 60 Wall Street and Oder-Center, Germany)			248,410

PGRE’s share of total debt (2)			3,363,868

	Shares / Units	Share Price as of
	Outstanding	June 30, 2019
Equity:
Common stock	234,123,611	$14.01	3,280,072
Operating Partnership units	24,780,150	14.01	347,170

Total equity	258,903,761	14.01	3,627,242

Total Market Capitalization			$6,991,110

(1)	Represents contractual amount due pursuant to the respective debt agreements.
(2)	See page 43 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
	Amount	Rate	Amount	Rate	Amount	Rate
Consolidated Debt:
1633 Broadway	$1,046,800	3.57%	$1,000,000	3.54%	$46,800	4.19%
1301 Avenue of the Americas	850,000	3.56%	500,000	3.05%	350,000	4.30%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	—	—
One Market Plaza	975,000	4.03%	975,000	4.03%	—	—
300 Mission Street	228,000	3.65%	228,000	3.65%	—	—
Revolving Credit Facility	170,000	3.67%	—	—	170,000	3.67%

Total consolidated debt	3,769,800	3.73%	3,203,000	3.66%	566,800	4.10%
Noncontrolling interests’ share	(654,342)	3.94%	(654,342)	3.94%	—	—

PGRE’s share of consolidated debt (1)	$3,115,458	3.68%	$2,548,658	3.59%	$566,800	4.10%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$300,000	3.39%	$300,000	3.39%	$—	—
111 Sutter Street (2)	138,200	4.59%	—	—	138,200	4.59%
60 Wall Street	575,000	4.84%	—	—	575,000	4.84%
Oder-Center, Germany	19,831	4.62%	19,831	4.62%	—	—

Total unconsolidated debt	1,033,031	4.38%	319,831	3.47%	713,200	4.79%

Joint venture partners’ share	(784,621)	4.54%	(167,947)	3.52%	(616,674)	4.82%

PGRE’s share of unconsolidated debt (1)	$248,410	3.90%	$151,884	3.41%	$96,526	4.67%

PGRE’s share of Total Debt (1)	$3,363,868	3.70%	$2,700,542	3.58%	$663,326	4.18%

	Required	Actual
Revolving Credit Facility Covenants: (3)
Total Debt / Total Assets	Less than 60%	41.9%
Secured Debt / Total Assets	Less than 50%	39.8%
Fixed Charge Coverage	Greater than 1.5x	3.6	x
Unsecured Debt / Unencumbered Assets	Less than 60%	10.3%
Unencumbered Interest Coverage	Greater than 1.75x	45.4	x

	Amount	%
Debt Composition:
Fixed rate debt:
PGRE’s consolidated fixed rate debt	$2,548,658
PGRE’s unconsolidated fixed rate debt	151,884

Total fixed rate debt	2,700,542	80.3%

Variable rate debt:
PGRE’s consolidated variable rate debt	566,800
PGRE’s unconsolidated variable rate debt	96,526

Total variable rate debt	663,326	19.7%

PGRE’s share of Total Debt (2)	$3,363,868	100.0%

(1)	See page 43 for our definition of this measure.
(2)

In connection with the acquisition of 111 Sutter Street on February 7, 2019, the joint venture completed a financing of the property. The four-year loan is interest only at LIBOR plus 215 basis points and has three one-year extension options.

(3)

This section presents ratios as of June 30, 2019 in accordance with the terms of our revolving credit facility, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

	2019	2020	2021	2022	2023	Thereafter	Total
Consolidated Debt:
1301 Avenue of the Americas	$—	$—	$850,000	$—	$—	$—	$850,000
300 Mission Street	—	—	228,000	—	—	—	228,000
1633 Broadway	—	—	—	1,046,800	—	—	1,046,800
One Market Plaza	—	—	—	—	—	975,000	975,000
31 West 52nd Street	—	—	—	—	—	500,000	500,000
Revolving Credit Facility	—	—	—	170,000	—	—	170,000

Total consolidated debt	—	—	1,078,000	1,216,800	—	1,475,000	3,769,800
Noncontrolling interests’ share	—	—	(157,092)	—	—	(497,250)	(654,342)

PGRE’s share of consolidated debt (1)	$—	$—	$920,908	$1,216,800	$—	$977,750	$3,115,458

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$—	$—	$—	$—	$—	$300,000	$300,000
111 Sutter Street	—	—	—	—	138,200	—	138,200
60 Wall Street	—	—	—	575,000	—	—	575,000
Oder-Center, Germany	—	—	—	19,831	—	—	19,831

Total unconsolidated debt	—	—	—	594,831	138,200	300,000	1,033,031
Joint venture partners’ share	—	—	—	(564,139)	(70,482)	(150,000)	(784,621)

PGRE’s share of unconsolidated debt (1)	$—	$—	$—	$30,692	$67,718	$150,000	$248,410

PGRE’s share of total debt (1)	$—	$—	$920,908	$1,247,492	$67,718	$1,127,750	$3,363,868

Weighted average rate	—%	—%	3.57%	3.61%	4.59%	3.84%	3.70%

% of debt maturing	—%	—%	27.4%	37.1%	2.0%	33.5%	100.0%

(1)	See page 43 for our definition of this measure.

PORTFOLIO SUMMARY

(unaudited and in thousands, except square feet and per square foot amounts)

						Annualized Rent (1)
Property	Submarket	Paramount Ownership	Square Feet	% Leased (1)	% Occupied (1)	Amount	Per Square Foot (2)
As of June 30, 2019
New York:
1633 Broadway	West Side	100.0%	2,496,649	98.4%	94.1%	$170,464	$74.29
1301 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	1,781,571	97.9%	97.9%	135,417	78.16
1325 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	809,297	97.5%	96.3%	51,736	67.88
31 West 52nd Street	Sixth Avenue / Rock Center	100.0%	763,140	97.5%	97.5%	68,203	89.15
900 Third Avenue	East Side	100.0%	594,121	93.5%	92.7%	39,788	72.52
712 Fifth Avenue	Madison / Fifth Avenue	50.0%	543,411	72.0%	71.4%	43,997	113.66
60 Wall Street	Downtown	5.0%	1,625,483	100.0%	100.0%	73,600	45.28	(3)

Subtotal / Weighted average			8,613,672	96.4%	95.0%	583,205	71.80

PGRE’s share			6,797,921	96.6%	94.8%	491,294	77.14

San Francisco:
One Market Plaza	South Financial District	49.0%	1,580,295	99.3%	99.0%	132,367	83.47
One Front Street	North Financial District	100.0%	643,659	100.0%	86.3%	42,001	74.86
300 Mission Street	South Financial District	31.1%	665,933	99.7%	96.5%	41,441	64.79
111 Sutter Street (4)	North Financial District	49.0%	284,357	70.3%	70.3%	14,187	71.50

Subtotal / Weighted average			3,174,244	96.9%	93.3%	229,996	77.04

PGRE’s share			1,764,444	97.3%	91.8%	126,701	77.51

Washington, D.C.:
1899 Pennsylvania Avenue	CBD	100.0%	190,955	90.4%	90.4%	14,777	85.21
Liberty Place	East End	100.0%	172,541	98.2%	95.8%	14,468	87.37

Subtotal / Weighted average			363,496	94.1%	93.0%	29,245	86.26

PGRE’s share			363,496	94.1%	93.0%	29,245	86.26

Total / Weighted average			12,151,412	96.5%	94.5%	$842,446	$73.60

PGRE’s share			8,925,861	96.7%	94.1%	$647,240	$77.59

(1)	See page 43 for our definition of this measure.
(2)	Represents office and retail space only.
(3)	Represents “triple-net” rent.
(4)	Acquired on February 7, 2019.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of June 30, 2019		As of March 31, 2019		Change in Same Store Leased %
Property	Paramount Ownership	Leased % (1)	Same Store Leased % (1)	Leased % (1)	Same Store Leased % (1)

New York:
1633 Broadway	100.0%	98.4%	98.4%	98.4%	98.4%	—%
1301 Avenue of the Americas	100.0%	97.9%	97.9%	97.9%	97.9%	—%
1325 Avenue of the Americas	100.0%	97.5%	97.5%	98.0%	98.0%	(0.5%)
31 West 52nd Street	100.0%	97.5%	97.5%	97.5%	97.5%	—%
900 Third Avenue	100.0%	93.5%	93.5%	92.8%	92.8%	0.7%
712 Fifth Avenue	50.0%	72.0%	72.0%	70.8%	70.8%	1.2%
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	—%

Weighted average		96.4%	96.4%	96.4%	96.4%	—%

PGRE’s share		96.6%	96.6%	96.6%	96.6%	—%

San Francisco:
One Market Plaza	49.0%	99.3%	99.3%	99.2%	99.2%	0.1%
One Front Street	100.0%	100.0%	100.0%	92.0%	92.0%	8.0%
300 Mission Street	31.1%	99.7%	99.7%	99.7%	99.7%	—%
111 Sutter Street	49.0%	70.3%	70.3%	70.6%	70.6%	(0.3%)

Weighted average		96.9%	96.9%	95.3%	95.3%	1.6%

PGRE’s share		97.3%	97.3%	94.4%	94.4%	2.9%

Washington, D.C.:
1899 Pennsylvania Avenue	100.0%	90.4%	90.4%	90.4%	90.4%	—%
Liberty Place	100.0%	98.2%	98.2%	98.0%	98.0%	0.2%

Weighted average		94.1%	94.1%	94.0%	94.0%	0.1%

PGRE’s share		94.1%	94.1%	94.0%	94.0%	0.1%

Weighted average		96.5%	96.5%	96.0%	96.0%	0.5%

PGRE’s share		96.7%	96.7%	96.0%	96.0%	0.7%

(1)	See page 43 for our definition of this measure.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of June 30, 2019		As of December 31, 2018		Change in Same Store Leased %
Property	Paramount Ownership	Leased % (1)	Same Store Leased % (1)	Leased % (1)	Same Store Leased % (1)

New York:
1633 Broadway	100.0%	98.4%	98.4%	95.4%	95.4%	3.0%
1301 Avenue of the Americas	100.0%	97.9%	97.9%	97.9%	97.9%	—%
1325 Avenue of the Americas	100.0%	97.5%	97.5%	96.7%	96.7%	0.8%
31 West 52nd Street	100.0%	97.5%	97.5%	97.5%	97.5%	—%
900 Third Avenue	100.0%	93.5%	93.5%	92.6%	92.6%	0.9%
712 Fifth Avenue	50.0%	72.0%	72.0%	88.4%	88.4%	(16.4%)
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	—%

Weighted average		96.4%	96.4%	96.5%	96.5%	(0.1%)

PGRE’s share		96.6%	96.6%	96.0%	96.0%	0.6%

San Francisco:
One Market Plaza	49.0%	99.3%	99.3%	99.0%	99.0%	0.3%
One Front Street	100.0%	100.0%	100.0%	96.3%	96.3%	3.7%
300 Mission Street	31.1%	99.7%	99.7%	99.7%	99.7%	—%
111 Sutter Street (2)	49.0%	70.3%	—%	—%	—%	—%

Weighted average		96.9%	99.6%	98.5%	98.5%	1.1%

PGRE’s share		97.3%	99.6%	98.0%	98.0%	1.6%

Washington, D.C.:
1899 Pennsylvania Avenue	100.0%	90.4%	90.4%	100.0%	100.0%	(9.6%)
Liberty Place	100.0%	98.2%	98.2%	95.8%	95.8%	2.4%

Weighted average		94.1%	94.1%	98.0%	98.0%	(3.9%)

PGRE’s share		94.1%	94.1%	98.0%	98.0%	(3.9%)

Weighted average		96.5%	97.1%	97.0%	97.0%	0.1%

PGRE’s share		96.7%	97.1%	96.4%	96.4%	0.7%

(1)	See page 43 for our definition of this measure.
(2)	Acquired on February 7, 2019.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

						PGRE’s Share of
	Property	Lease Expiration		Total Square Feet Occupied		Total Square Feet Occupied		% of Total Square Feet	Annualized Rent (1)		% of Annualized Rent
									Amount	Per Square Foot
Top 10 Tenants:
As of June 30, 2019
Barclays Capital, Inc.	1301 Avenue of the Americas	Dec-2020		497,418		497,418		5.6%	$32,713	$65.77	5.1%
Allianz Global Investors, LP	1633 Broadway	Jan-2031		320,911		320,911		3.6%	28,963	90.25	4.5%
Clifford Chance LLP	31 West 52nd Street	Jun-2024		328,992		328,992		3.7%	26,879	81.70	4.2%
Credit Agricole Corporate & Investment Bank	1301 Avenue of the Americas	Feb-2023		312,679		312,679		3.5%	26,872	85.94	4.2%
Norton Rose Fulbright	1301 Avenue of the Americas	Sep-2034	(2)	320,325	(2)	320,325	(2)	3.6%	25,596	79.91	4.0%
Morgan Stanley & Company	1633 Broadway	Mar-2032		260,829		260,829		2.9%	19,672	75.42	3.0%
First Republic Bank	One Front Street	Jun-2025		250,651		250,651		2.8%	17,931	71.54	2.8%
WMG Acquisition Corp. (Warner Music Group)	1633 Broadway	Jul-2029		293,888		293,888		3.3%	17,641	60.03	2.7%
Showtime Networks, Inc.	1633 Broadway	Jan-2026		261,196		261,196		2.9%	16,428	62.90	2.5%
Kasowitz Benson Torres & Friedman, LLP	1633 Broadway	Mar-2037		203,394		203,394		2.3%	14,789	72.71	2.3%

	PGRE’s Share of
	Square Feet Occupied	% of Occupied Square Feet	Annualized Rent (1)	% of Annualized Rent
Industry Diversification:
As of June 30, 2019
Legal Services	1,866,093	22.3%	$148,144	22.9%
Financial Services—Commercial and Investment Banking	1,820,234	21.8%	135,079	20.9%
Technology and Media	1,665,089	19.9%	118,470	18.3%
Financial Services, all others	982,729	11.7%	87,512	13.5%
Insurance	554,400	6.6%	45,705	7.1%
Retail	173,216	2.1%	16,575	2.6%
Consumer Products	197,138	2.4%	15,396	2.4%
Travel & Leisure	203,575	2.4%	14,082	2.2%
Real Estate	136,734	1.6%	11,279	1.7%
Other	769,297	9.2%	54,998	8.4%

(1)	See page 43 for our definition of this measure.
(2)	116,462 of the square feet leased expires on March 31, 2032.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco	Washington, D.C.
Three Months Ended June 30, 2019

Total square feet leased	696,497	142,120	550,752	3,625

PGRE’s share of total square feet leased:	497,300	135,728	357,947	3,625
Initial rent (2)	$89.38	$82.22	$91.96	$88.52
Weighted average lease term (in years)	8.6	5.2	9.9	10.8
Tenant improvements and leasing commissions:
Per square foot	$93.84	$48.97	$109.58	$125.99
Per square foot per annum	$10.85	$9.36	$11.12	$11.63
Percentage of initial rent	12.1%	11.4%	12.1%	13.1%
Rent concessions:
Average free rent period (in months)	3.7	4.7	3.3	10.0
Average free rent period per annum (in months)	0.4	0.9	0.3	0.9

Second generation space: (2)
Square feet	488,092	129,335	355,132	3,625
Cash basis:
Initial rent (2)	$89.40	$81.93	$91.95	$88.52
Prior escalated rent (2)	$71.52	$78.67	$68.94	$85.68
Percentage increase	25.0%	4.1%	33.4%	3.3%
GAAP basis:
Straight-line rent	$94.74	$76.60	$100.95	$91.58
Prior straight-line rent	$77.91	$77.69	$77.94	$82.15
Percentage increase (decrease)	21.6%	(1.4%)	29.5%	11.5%

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)	See page 43 for our definition of this measure.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco	Washington, D.C.
Six Months Ended June 30, 2019

Total square feet leased	1,049,759	301,708	734,716	13,335

PGRE’s share of total square feet leased:	745,188	278,221	453,632	13,335
Initial rent (2)	$92.03	$87.24	$94.99	$88.32
Weighted average lease term (in years)	9.5	10.0	9.2	8.0
Tenant improvements and leasing commissions:
Per square foot	$100.28	$103.54	$99.52	$60.06
Per square foot per annum	$10.56	$10.32	$10.79	$7.51
Percentage of initial rent	11.5%	11.8%	11.4%	8.5%
Rent concessions:
Average free rent period (in months)	5.9	9.9	3.4	8.1
Average free rent period per annum (in months)	0.6	1.0	0.4	1.0

Second generation space: (2)
Square feet	668,254	207,050	450,511	10,693
Cash basis:
Initial rent (2)	$92.83	$88.16	$94.99	$88.49
Prior escalated rent (2)	$78.36	$88.92	$73.56	$84.73
Percentage increase (decrease)	18.5%	(0.9%)	29.1%	4.4%
GAAP basis:
Straight-line rent	$97.41	$83.96	$103.54	$88.62
Prior straight-line rent	$81.84	$86.15	$79.95	$81.72
Percentage increase (decrease)	19.0%	(2.5%)	29.5%	8.4%

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)	See page 43 for our definition of this measure.

LEASE EXPIRATIONS - TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total Square Feet of Expiring Leases	PGRE’s Share of
Year of Lease Expiration (2)		Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot (3)

Month to Month	51,437	42,232	$2,183	$58.98	0.3%

3Q 2019	85,660	82,772	6,320	74.63	0.9%
4Q 2019	126,539	106,205	9,316	87.64	1.4%

Total 2019	212,199	188,977	15,636	82.05	2.3%

1Q 2020	94,893	68,435	5,706	77.12	0.8%
2Q 2020	97,093	58,205	5,220	96.62	0.8%
Remaining 2020	187,900	144,774	10,301	71.29	1.5%

Total 2020	379,886	271,414	21,227	77.91	3.1%
2021	1,316,234	1,106,038	76,476	70.36	11.2%
2022	2,130,077	396,964	27,498	81.53	4.0%
2023	763,820	702,828	56,761	83.95	8.3%
2024	688,631	645,433	51,421	79.88	7.5%
2025	1,127,088	775,480	62,028	80.03	9.1%
2026	939,616	737,261	57,281	74.67	8.4%
2027	231,799	164,723	13,521	82.07	2.0%
2028	216,489	193,575	15,303	79.61	2.2%
Thereafter	3,667,167	3,399,889	283,441	83.09	41.6%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total Square Feet of Expiring Leases	PGRE’s Share of
Year of Lease Expiration (2)		Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot (3)

Month to Month	27,372	25,796	$1,514	$62.34	0.3%

3Q 2019	79,414	77,742	6,260	78.83	1.2%
4Q 2019	87,382	86,031	7,850	91.15	1.6%

Total 2019	166,796	163,773	14,110	85.41	2.8%

1Q 2020	44,156	34,175	2,586	75.67	0.5%
2Q 2020	43,277	31,836	2,768	99.83	0.6%
Remaining 2020	125,062	102,415	7,325	71.67	1.4%

Total 2020	212,495	168,426	12,679	77.27	2.5%
2021	885,862	878,192	60,044	70.37	12.0%
2022	1,791,733	234,355	12,947	71.17	2.6%
2023	554,599	525,646	40,814	81.88	8.1%
2024	568,012	561,201	43,772	78.21	8.7%
2025	262,733	224,149	19,591	87.40	3.9%
2026	593,777	572,355	43,898	72.79	8.7%
2027	85,378	85,378	7,234	84.73	1.4%
2028	147,554	136,133	10,979	81.25	2.2%
Thereafter	3,008,663	2,989,993	234,215	77.98	46.8%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total Square Feet of Expiring Leases	PGRE’s Share of
Year of Lease Expiration (2)		Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot (3)

Month to Month	17,911	10,282	$669	$45.49	0.4%

3Q 2019	2,384	1,168	60	51.41	0.0%
4Q 2019	36,696	17,713	1,251	70.60	0.8%

Total 2019	39,080	18,881	1,311	69.41	0.8%

1Q 2020	29,602	13,125	1,313	66.11	0.9%
2Q 2020	53,816	26,369	2,452	93.21	1.6%
Remaining 2020	58,728	38,249	2,610	68.39	1.7%

Total 2020	142,146	77,743	6,375	76.55	4.2%
2021	417,690	215,164	14,906	69.41	9.8%
2022	313,737	138,002	12,573	91.16	8.3%
2023	72,005	39,966	3,753	93.90	2.5%
2024	100,168	63,781	5,672	89.11	3.7%
2025	814,965	501,941	37,841	75.45	25.0%
2026	317,593	136,660	11,253	82.32	7.4%
2027	131,526	64,450	4,937	76.52	3.3%
2028	59,658	48,165	3,537	73.92	2.3%
Thereafter	650,818	402,210	48,554	120.72	32.3%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - WASHINGTON, D.C.

(unaudited and in thousands, except square feet and per square foot amounts)

	Total Square Feet of Expiring Leases	PGRE’s Share of
Year of Lease Expiration (2)		Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot (3)

Month to Month	6,154	6,154	$—	$—	—%

3Q 2019	3,862	3,862	—	—	—%
4Q 2019	2,461	2,461	215	87.49	0.7%

Total 2019	6,323	6,323	215	34.05	0.7%

1Q 2020	21,135	21,135	1,807	85.51	6.1%
2Q 2020	—	—	—	—	—%
Remaining 2020	4,110	4,110	366	88.90	1.2%

Total 2020	25,245	25,245	2,173	86.06	7.3%
2021	12,682	12,682	1,526	85.42	5.2%
2022	24,607	24,607	1,978	80.38	6.7%
2023	137,216	137,216	12,194	87.74	41.2%
2024	20,451	20,451	1,977	97.19	6.7%
2025	49,390	49,390	4,596	93.06	15.5%
2026	28,246	28,246	2,130	75.40	7.2%
2027	14,895	14,895	1,350	90.62	4.6%
2028	9,277	9,277	787	84.86	2.7%
Thereafter	7,686	7,686	672	87.47	2.2%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Three Months Ended June 30, 2019
	Total	New York	San Francisco	Washington, D.C.	Other

Capital Expenditures: (1)
Expenditures to maintain assets	$4,006	$3,673	$192	$112	$29
Second generation tenant improvements	8,716	5,952	2,455	309	—
Second generation leasing commissions	5,664	3,175	2,177	312	—
First generation leasing costs and capital expenditures	806	—	806	—	—

Total Capital Expenditures	$19,192	$12,800	$5,630	$733	$29

Redevelopment Expenditures: (1)
300 Mission Street (Lobby Renovation)	$2,446	$—	$2,446	$—	$—
1325 Avenue of the Americas (Lobby Renovation)	2,354	2,354	—	—	—
31 West 52nd Street (Lobby Renovation)	338	338	—	—	—
Other	3,646	1,948	1,698	—	—

Total Redevelopment Expenditures	$8,784	$4,640	$4,144	$—	$—

	Three Months Ended June 30, 2018
	Total	New York	San Francisco	Washington, D.C.	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$2,496	$1,738	$171	$379	$208
Second generation tenant improvements	12,343	10,828	1,426	89	—
Second generation leasing commissions	8,049	6,837	1,212	—	—
First generation leasing costs and capital expenditures	716	—	716	—	—

Total Capital Expenditures	$23,604	$19,403	$3,525	$468	$208

Redevelopment Expenditures: (1)
31 West 52nd Street (Lobby Renovation)	$9,216	$9,216	$—	$—	$—
Other	1,291	33	1,258	—	—

Total Redevelopment Expenditures	$10,507	$9,249	$1,258	$—	$—

(1)	See page 43 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Six Months Ended June 30, 2019
	Total	New York	San Francisco	Washington, D.C.	Other

Capital Expenditures: (1)
Expenditures to maintain assets	$7,541	$5,985	$1,214	$265	$77
Second generation tenant improvements	22,912	17,520	5,012	380	—
Second generation leasing commissions	6,974	4,201	2,461	312	—
First generation leasing costs and capital expenditures	1,653	—	1,653	—	—

Total Capital Expenditures	$39,080	$27,706	$10,340	$957	$77

Redevelopment Expenditures: (1)
1325 Avenue of the Americas (Lobby Renovation)	$4,234	$4,234	$—	$—	$—
300 Mission Street (Lobby Renovation)	4,212	—	4,212	—	—
31 West 52nd Street (Lobby Renovation)	3,486	3,486	—	—	—
Other	5,875	2,488	3,387	—	—

Total Redevelopment Expenditures	$17,807	$10,208	$7,599	$—	$—

	Six Months Ended June 30, 2018
	Total	New York	San Francisco	Washington, D.C.	Other

Capital Expenditures: (1)
Expenditures to maintain assets	$6,198	$4,641	$634	$614	$309
Second generation tenant improvements	25,842	23,438	2,281	123	—
Second generation leasing commissions	9,533	7,420	1,971	142	—
First generation leasing costs and capital expenditures	5,370	111	3,200	2,059	—

Total Capital Expenditures	$46,943	$35,610	$8,086	$2,938	$309

Redevelopment Expenditures: (1)
31 West 52nd Street (Lobby Renovation)	$12,180	$12,180	$—	$—	$—
Other	2,632	620	2,012	—	—

Total Redevelopment Expenditures	$14,812	$12,800	$2,012	$—	$—

(1)	See page 43 for our definition of this measure.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate fund investments, unrealized gains or losses on interest rate swaps, severance costs and gains or losses on early extinguishment of debt, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level.

Same Store NOI is used to measure the operating performance of properties that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Development Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.